UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K
____________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2026
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Virgin Galactic Holdings, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________

Delaware	001-38202	85-3608069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Flight Way Tustin, California	92782
(Address of principal executive offices)	(Zip Code)
(949) 774-7640
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.
On April 24, 2026, Virgin Galactic Holdings, Inc. (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”), by and among the Company, the subsidiary guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee and notes collateral agent for the Company’s existing 9.80% First Lien Notes due 2028 (the "First Lien Notes"), which amends the provisions of the indenture, dated December 18, 2025 (the “Indenture”), by and among the Company, the subsidiary guarantors thereto and Wilmington Savings Fund Society, FSB, as the trustee and the notes collateral agent.

The amendments in the Supplemental Indenture are technical in nature and are intended to provide greater flexibility to the Company in connection with redemptions of the First Lien Notes and do not otherwise modify, amend or affect the redemption price or the Company’s payment obligations under the Indenture.

The foregoing description is qualified by the full text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1
First Supplemental Indenture, dated April 24, 2026, by and among the Company, the subsidiary guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee and notes collateral Agent, relating to the 9.80% First Lien Notes due 2028.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGIN GALACTIC HOLDINGS, INC.

Date: April 24, 2026	By:	/s/ Douglas Ahrens
	Name:	Douglas Ahrens
	Title:	Chief Financial Officer and Treasurer